UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WACCAMAW BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WACCAMAW BANKSHARES, INC.

110 North J. K. Powell Boulevard

Whiteville, North Carolina 28472

(910) 641-0044

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

May 22, 2008

NOTICE is hereby given that the Annual Meeting of Shareholders of Waccamaw Bankshares, Inc. (the “Company”) will be held as follows:

Place:	Vineland Station Train Depot
701 South Madison Street
Whiteville, North Carolina 28472

Date:	May 22, 2008

Time:	7:00 p.m.

The purposes of the meeting are:

1.	To re-elect three members of the Board of Directors for three-year terms and one member for a two-year term and to elect one new nominee for a one-year term.

2.	To approve the Waccamaw Bankshares, Inc. 2008 Omnibus Stock Ownership and Long Term Incentive Plan.

3.	To transact any other business that may properly come before the meeting.

The Board recommends a vote “FOR”

each of the nominees for director named in Proposal 1, and “FOR” Proposal 2.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2008.

1. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2. The proxy statement, proxy card, annual report, and notice of annual meeting are available at: http://ww3.ics.adp.com/streetlink/WBNK

3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2008 to facilitate timely delivery.

.

You can request a paper copy of the proxy materials in one of three ways:

1.	By calling (800) 579-1639;

2.	By sending an e-mail to: sendmaterial@proxyvote.com; or

3.	By logging on to: https://www.proxyvote.com and entering the twelve (12) digit control number printed on the proxy notice.

The following materials pertaining to the 2008 Annual Meeting of Shareholders of Waccamaw Bankshares, Inc. are available for view:

Annual Report to Shareholders

Form 10-K

Notice and Proxy Statement

You are cordially invited to attend the meeting in person. For directions regarding attendance at the meeting to vote your shares in person, please call (910) 914-4212.

By Order of the Board of Directors

James G. Graham

James G. Graham

President and Chief Executive Officer

April 11, 2008